UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 22, 2016

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, North Carolina	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp
INDEX

Page

Item 8.01 – Other Events	3

Signatures	4

Item 8.01 — Other Events

On June 21, 2016, First Bancorp (the “Company”), the holding company for First Bank, Southern Pines, North Carolina, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Carolina Bank Holdings, Inc. (“CLBH”), the holding company for Carolina Bank, Greensboro, North Carolina. Under the agreement, CLBH will merge with and into the Company and Carolina Bank will merge into First Bank.

On December 22, 2016, CLBH reported that at a shareholder meeting held on December 20, 2016, the shareholders of CLBH approved the Merger Agreement and the transactions contemplated therein.

First Bancorp and CLBH have received approval for the merger from the North Carolina Commissioner of Banks. An application for approval of the merger is also currently under review by the Board of Governors of the Federal Reserve System. The merger is expected to close during the first quarter of 2017, subject to receipt of all required regulatory approvals.

Disclosures About Forward Looking Statements

The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions. For additional information about the factors that could affect the matters discussed in this paragraph, see the "Risk Factors" section of the Company's most recent annual report on Form 10-K available at www.sec.gov.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements.

Additional Information About the Proposed Transaction With CLBH and Where to Find It

This communication includes statements made in respect of the proposed transaction involving the Company and CLBH. This material is not a solicitation of any vote or approval of CLBH’s shareholders and is not a substitute for the proxy statement/prospectus or any other documents which the Company and CLBH may send to their respective shareholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed transaction, the Company has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of CLBH and a prospectus of the Company, as well as other relevant documents concerning the proposed transaction. Investors and security holders are also urged to carefully review and consider each of the Company’s and CLBH’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. BEFORE MAKING ANY INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF CLBH ARE URGED TO

CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other filings containing information about the Company and CLBH at the SEC’s website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company on its website at http://www.localfirstbank.com and by CLBH on its website at http://www.carolinabank.com.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

December 22, 2016	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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